Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Remy International, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John H. Weber, Director and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/S/ JOHN H. WEBER
John H. Weber
Director and
Chief Executive Officer

March 31, 2006

A signed original of this written statement required by Section 906 has been provided to Remy International, Inc. and will be retained by Remy International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.